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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

September 19, 2003
Date of Report (Date of earliest event reported)

ENXNET, INC.
(Exact name of registrant as specified in its charter)

Oklahoma (State or other jurisdiction of incorporation)	000-30675 (Commission File Number)	73-1561191 (IRS Employer Identification No.)

1723 S. Boston Ave Tulsa, Oklahoma 74119
(Address of principal executive offices including zip code)

(918) 592-0015
Registrant's telephone number, including area code

None
(Former name or former address, if changed since last report.)

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ITEM 7.       FINANCIAL INFORMATION AND EXHIBITS

Exhibit No.	Description
99.1	Press Release

ITEM 9.       REGULATION FD DISCLOSURE

See Press Release attached.

SIGNATURES

In accordance with the requirements of the Exchange Act, the registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized on this 19th day of September, 2003.

ENXNET, INC. (Registrant)
BY:	/s/ Ryan Corley
Ryan Corley President, Principal Executive Officer, Principal Financial Officer, Treasurer, and a member of the Board of Directors.